Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***)

FIRST AMENDMENT TO MASTER PRODUCT PURCHASE AGREEMENT AND FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT

This First Amendment to Master Product Purchase Agreement and First Amendment to Railcar Usage Agreement (the “Amendment”) is entered into on June 21, 2019, by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and Rice Drilling B LLC, a Delaware limited liability company (“Buyer”).
Recitals
Whereas, Smart Sand and Buyer have entered into (i) a Master Product Purchase Agreement, dated effective as of January 1, 2017 (the “PPA”), and (ii) a Railcar Usage Agreement, dated effective as of January 1, 2017 (the “RUA”, and together with the PPA, the “Agreements”);
Whereas, Smart Sand and Buyer desire to amend the PPA and RUA; and
Whereas, pursuant to Section 15.1 of the PPA and Section 8 of the RUA, the Agreements may not be changed or amended except by a writing executed by both parties.
Now, Therefore, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:
1.    Amendment to the PPA. The PPA shall be amended as follows:
1.1    The table contained in Section 1.1 of the PPA shall be deleted in its entirety and restated as follows:

Contract Year	Minimum Tons per Year
1	***
2	***
3	***
4	***

1.2    Section 1.4 of the PPA shall be deleted in its entirety and replaced with the following:
“    1.4    So long as all Monthly Reservation Charges have been (and continue to be) paid in full, Buyer may defer (to no later than the end of the Term) the purchase of up to *** tons of Products (“Deferred Tons”), and an amount equal to the product of the number of Deferred Tons multiplied by $*** shall be applied as a credit towards the purchase of such Deferred Tons in the future (such credit, the “Deferral Balance”). If Buyer purchases less than *** in any given month (the “ Monthly Benchmark”), then, subject to the maximum number of Deferred Tons set forth in the first sentence of this Section, the difference between the Monthly Benchmark and the tons purchased during such month shall automatically become Deferred Tons, and the Deferral Balance shall increase by an amount equal to the product of such newly designated Deferred Tons multiplied by $***. If Buyer purchases more than the Monthly Benchmark in any given month when there are Deferred Tons outstanding, then the outstanding Deferred Tons shall automatically decrease by such excess amount of Products purchased (but in no event shall the Deferred Tons be decreased to below ***), and the outstanding Deferral Balance shall be reduced by an amount equal to the product of $*** multiplied by such excess amount of Products purchased (but in no event shall the Deferral Balance be decreased to below $***). Within *** days after completion of the Term or earlier termination of this Agreement (the “Determination Date”), Buyer shall pay to Smart Sand (the “Deferment Payment”) an amount equal to the product of the outstanding Deferred Tons as of the Determination Date multiplied by the Contract Price in effect at the end of the Term, minus the Deferral Balance (i.e. Deferment Payment = (outstanding Deferred Tons * current Contract Price) - Deferral Balance).

Within *** days of receiving the Deferment Payment, Smart Sand shall deliver to Buyer, in one or more shipments to be determined in Smart Sand’s sole discretion, the Deferred Tons. Buyer may, at its option, choose to not take delivery of some or all of the Deferred Tons; provided, however, that if Buyer chooses to not take delivery of such Products, Buyer shall not be entitled to any refund of any portion of the Deferment Payment or Monthly Reservation Charges paid to Smart Sand. Buyer’s choice to not take delivery shall be irrevocable and Buyer shall forfeit any title to or right to receive the Products that Buyer has chosen not to receive. If Buyer purchases less than the Minimum Tons per Year in any Contract Year, as adjusted by application of Deferred Tons (the “Shortfall Amount”), Smart Sand shall retain the Monthly Reservation Charges paid during such Contract Year that have not been applied towards the Deferral Bank or the $*** payment reduction set forth in Section 2.5, and Seller shall not be obligated to deliver to Buyer all or any portion of any Shortfall Amount. Buyer shall not be entitled to any refund in connection with a Shortfall Amount.”

1.3    The last two sentences of Section 2.5 shall be deleted in their entirety and replaced with the following:
“Each Monthly Reservation Charge received by Smart Sand shall be used by Smart Sand to reduce the amount payable by Buyer for Products ordered by $*** per ton in the applicable month for which such Monthly Reservation Charge relates (or such other months as determined in accordance with Section 1.4). The foregoing payment reduction shall cease in any month of each Contract Year when the aggregate payment reductions for Products purchased during such month is equal to ***, subject to adjustments to the Deferred Tons and Deferral Balance as set forth in Section 1.4.”
1.4    The reference to “December 31, 2019” in Section 4.2 of the PPA shall be deleted and replaced with “December 31, 2020”.
1.5    The reference in Section 7.1 of the PPA to “Contract Year 3” shall be deleted and replaced with “Contract Year 4”.
1.6     The term “1.4 (Deferrals),” shall be added to Section 7.3 of the PPA immediately prior to the term “2.2 (Taxes)”.
1.7    The contact information for Smart Sand in Section 12 of the PPA shall be deleted in its entirety and replaced with “Smart Sand, Inc., 1000 Floral Vale Boulevard, Suite 225, Yardley, Pennsylvania 19067, Attention: James D. Young, Facsimile: 215.295.7911”.
2.    Amendment to the RUA. The RUA shall be amended as follows:
2.1    The reference to “December 31, 2019” in Section 2 of the RUA shall be deleted and replaced with “December 31, 2020”.

3.    General Provisions.
3.1    Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreements.
3.2    Credit Memo. Promptly after the execution of this Amendment, Seller shall issue to Buyer a credit memo in the amount of $***. Smart Sand and Buyer each acknowledges and agrees that, as of the date of this Amendment, the outstanding Deferred Tons is *** tons and the Deferral Balance is $***.

3.3    Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

3.4    Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.5    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
3.6    No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreements shall remain in full force and effect.
3.7    Entire Agreement. This Amendment, the Agreements and the agreements and documents referred to herein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.
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In Witness Whereof, the parties hereto have executed this First Amendment to Master Product Purchase Agreement and First Amendment to Railcar Usage Agreement as of the date first written above.

SMART SAND, INC.

By: /s/ John Young
Name: John Young
Title:     COO

RICE DRILLING B, LLC

By: /s/ Bradley Maddox
Name: Bradley Maddox
Title:     VP Drilling & Completions